EXHIBIT 32.1

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Scott Wetzel, Chief Executive and Raymond Kuh as the Chief Financial Officer of Trevenex Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Scott Wetzel
----------------
Name:  Scott Wetzel
Title: President and Chief Executive Officer
Date:  September 29, 2008


/s/ Raymond Kuh
---------------
Name:  Raymond Kuh
Title: Chief Financial Officer, Secretary, Treasurer
Date:  September 29, 2008